Prospectus Supplement
JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
Supplement dated May 1, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
APPENDIX 1 - INTERMEDIARY SALES CHARGE WAIVERS to the fund’s Prospectus, with respect to Stifel, Nicolaus & Company, Incorportated, is amended and restated as follows:
Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective May 1, 2025, shareholders purchasing or holding shares of John Hancock Funds, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Rights of Accumulation
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Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in John Hancock Investment Management held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
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The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Class A Shares Front-End Sales Charge Waivers Available at Stifel
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Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
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Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
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Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within John Hancock Investment Management.
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Shares purchased from the proceeds of redeemed shares of John Hancock Investment Management so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
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Shares from rollovers into Stifel from retirement plans to IRAs.
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Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

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Charitable organizations and foundations, notably 501(c)(3) organizations.
CDSC waivers on Class A and C shares purchased through Stifel
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Death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
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Return of excess contributions from an IRA Account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
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Shares acquired through a right of reinstatement.
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Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
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Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
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Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.